                                                                    Exhibit 24.1

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Directors of FMC Corporation (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each or any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's
10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 6th day of December, 2002.



/s/ B.A. Bridgewater, Jr.               /s/ Enrique J. Sosa
--------------------------              ---------------------------
    B.A. Bridgewater, Jr.                    Enrique J. Sosa


/s/ Patricia A. Buffler                 /s/ James R. Thompson
--------------------------              ---------------------------
    Patricia A. Buffler                      James R. Thompson


/s/ Edward J. Mooney                    /s/ William G. Walter
--------------------------              ---------------------------
    Edward J. Mooney                          William G. Walter


/s/ William F. Reilly
--------------------------
    William F. Reilly

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Officers and/or Directors of Intermountain Research and Development Corporation (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each or any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's 10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 6th day of December, 2002.



/s/ Michael J. Cheney                     /s/ James M. Pearce
----------------------------              ---------------------------
 Michael J. Cheney, Director              James M. Pearce, Director
                                               and President
                                        (Principal Executive Officer)


/s/ John V. Corra                         /s/ Thomas C. Deas, Jr.
----------------------------              ---------------------------
 John V. Corra, Director                       Thomas C. Deas, Jr.
                                          (Principal Financial Officer)


/s/ Terry J. Harding
----------------------------
    Terry J. Harding
(Principal Accounting Officer)

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Officers and/or Directors of FMC Overseas, Ltd. (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each or any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's 10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 6th day of December, 2002.



/s/ Theodore H. Laws                    /s/ Joseph E. Pattison
------------------------------------    --------------------------------
Theodore H. Laws, Director, Chairman      Joseph E. Pattison, Director
           and President
(Principal Executive Officer)

/s/ Graham R. Wood                      /s/ Thomas C. Deas, Jr.
-------------------------------------   ---------------------------------
   Graham R. Wood, Director                     Thomas C. Deas, Jr.
(Principal Accounting Officer)            (Principal Accounting Officer)

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Officers and/or Directors of FMC Funding Corporation (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each or any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's 10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 6th day of December, 2002.



 /s/ Theodore H. Laws                    /s/ Thomas C. Deas, Jr.
------------------------------------    -----------------------------------
  Theodore H. Laws, Director             Thomas C. Deas, Jr., Director and
(Principal Accounting Officer)                      President
                                          (Principal Excecutive Officer)

 /s/ Charles Witherspoon
------------------------------------
 Charles Witherspoon, Director
          Treasurer
(Principal Financial Officer)

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Officers and/or Directors of FMC WFC I, Inc. (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each or any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's 10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 6th day of December, 2002.



/s/ James M. Pearce                     /s/ Terry J. Harding
------------------------------------    --------------------------------
  James M. Pearce, Director              Terry J. Harding, Director and
                                                  President
                                         (Principal Executive Officer)
/s/ Thomas C. Deas, Jr.                  (Principal Accounting Officer)
-------------------------------------
      Thomas C. Deas, Jr.
(Principal Financial Officer)

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Officers and/or Directors of FMC Defense Corp. (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each or any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's 10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 6th day of December, 2002.



/s/ James M. Pearce                     /s/ Terry J. Harding
------------------------------------    --------------------------------
  James M. Pearce, Director               Terry J. Harding, Director and
                                                  President
                                         (Principal Executive Officer)
/s/ Thomas C. Deas, Jr.                  (Principal Accounting Officer)
-------------------------------------
      Thomas C. Deas, Jr.
(Principal Financial Officer)

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Officers and/or Directors of FMC WFC II, Inc. (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each of any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's 10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 6th day of December, 2002.



/s/ James M. Pearce                      /s/ Terry J. Harding
------------------------------------    --------------------------------
  James M. Pearce, Director              Terry J. Harding, Director and
                                                  President
                                         (Principal Excecutive Officer)
/s/ Thomas C. Deas, Jr.                  (Principal Accounting Officer)
------------------------------------
      Thomas C. Deas, Jr.
(Principal Financial Officer)

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Officers and/or Directors of FMC Idaho LLC (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each or any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's 10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 12th day of December, 2002.



/s/ Roger Kunz                          /s/ Robert I. Harries
-------------------------------------   ----------------------------------------
Roger Kunz, Chief Accounting Officer    Robert I. Harries, Chief Executive
                                        Officer

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned Officers and/or Directors of FMC Asia-Pacific, Inc. (the "Company") does hereby nominate, constitute and appoint William G. Walter, W. Kim Foster and Thomas C. Deas, Jr., and each of any of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under such Act of the Company's 10 1/4% Senior Secured Notes due 2009 and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 6th day of December, 2002.



/s/ Milton Steele                       /s/ W. Kim Foster
------------------------------------    --------------------------------
  Milton Steele, Director                   W. Kim Foster, Director

/s/ Rakesh S. Sikand                    /s/ Thomas C. Deas, Jr.
------------------------------------    --------------------------------
  Rakesh S. Sikand, Director and                Thomas C. Deas, Jr.
           President                                Treasurer
  (Principal Executive Officer)             (Principal Financial Officer)

/s/ Bessie Kan Yu
------------------------------------
         Bessie Kan Yu
(Principal Accounting Officer)